Exhibit 10.5

                                                                             1
-------------------------------------------------------------------------------
                              National RMBS Trusts
                              Deed of Delegation

Date:                         [                     ]

Parties: NATIONAL GLOBAL MBS MANAGER PTY LTD (ABN 36 102 668 226) having an office at Level 24, 500 Bourke Street, Melbourne VIC 3000, Australia ("Global Trust Manager")
                              NATIONAL AUSTRALIA MANAGERS LIMITED (ABN 70 006 437 565) having its registered office at Level 24, 500 Bourke Street, Melbourne, Victoria, 3000 ("Bond Administrator")



Recitals:
                    A. The Global Trust Manager has entered into a Master Trust Deed as Global Trust Manager with Perpetual Trustee Company Limited ("Issuer Trustee") on [ ] which provides for the possible future establishment of Trusts. Each Trust will be established for the purpose of issuing securities the proceeds of which will be used from time to time to purchase or lend against Assets. The Issuer Trustee and the Global Trust Manager have agreed to act as trustee and manager respectively of each of the Trusts on the terms and conditions set out in the Master Trust Deed.

                    B. The Bond Administrator is appointed and agrees to act as delegate of the Global Trust Manager in respect of each Designated Trust with effect from the date of constitution of the relevant Designated Trust, in accordance with the terms and conditions of this deed.

1        Interpretation
-------------------------------------------------------------------------------
Definitions

                    1.1 The following words have these meanings in this deed unless the contrary intention appears.

                              Bloomberg means Bloomberg L.P. or any successor or assign of Bloomberg L.P. that provides financial information services.

                              Definitions Schedule means the deed entitled
                              "National RMBS Trusts Definitions Schedule" dated [ ] and made between the companies described in schedule 1 to that deed (as amended from time to time).

                              Designated Trust means a Trust established under the Master Trust Deed which the Global Trust Manager and the Bond Administrator agree, by means of execution of a Designation Notice, will be subject to this deed.

                                                                             2
-------------------------------------------------------------------------------
                              Designation Notice means a notice substantially in the form of schedule 1 to this deed or in such other form as the Global Trust Manager and the Bond Administrator may agree from time to time.

Definitions Schedule
                    1.2 Except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in the Definitions Schedule or in the Supplemental Deed for a Trust shall bear the same meaning in this deed when used in respect of that Trust. In the event of any inconsistency between a definition in the Definitions Schedule and the Supplemental Deed for a Trust, the definitions in the Supplemental Deed will prevail. No change to the Definitions Schedule or to the Supplemental Deed for a Trust will affect the interpretation of this deed unless the change has been agreed to by the Global Trust Manager and the Bond Administrator.

Other Transaction Documents
                    1.3 Without limiting clause 1.2, except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in any Transaction Document (other than the Definitions Schedule or the Supplemental Deed) for a Trust shall bear the same meaning in this deed when used in respect of that Trust. No change to a word or phrase defined in any other Transaction Document will affect the interpretation of this deed unless the change has been agreed to by the Global Trust Manager and the Bond Administrator.

Miscellaneous
                    1.4 In this deed, unless the contrary intention appears:

                              (a) a reference to any agreement, deed or document (and where applicable, any of its provisions) is a reference to that agreement, deed or document as amended, varied, novated, supplemented or replaced from time to time;

                              (b) a reference to a statute, ordinance, code or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments or replacements of any of them;

                              (c)       the singular includes the plural and
                                        vice versa;

                              (d)       the word "person" includes a firm,
                                        body corporate, an unincorporated
                                        association or an authority;

                              (e)       a reference to a person includes a
                                        reference to the person's executors,
                                        administrators, successors,
                                        substitutes (including, without
                                        limitation, persons taking by
                                        novation) and assigns;

                              (f)       an agreement, representation or
                                        warranty in favour of two or more
                                        persons is for the benefit of them
                                        jointly and severally;

                              (g)       an agreement, representation or
                                        warranty on the part of two or more
                                        persons binds them jointly and
                                        severally (provided that an agreement,
                                        representation or warranty on the part
                                        of the Issuer Trustee or the Security
                                        Trustee binds it severally only);

                                                                             3
-------------------------------------------------------------------------------

                              (h) a reference to an accounting term is to be interpreted in accordance with the accounting standards under the Corporations Act and, if not inconsistent with those accounting standards, generally accepted principles and practices in Australia consistently applied by a body corporate or as between bodies corporate and over time;

                              (i)       a reference to any thing is a
                                        reference to the whole and each part
                                        of it and a reference to a group of
                                        persons is a reference to all of them
                                        collectively, to any two or more of
                                        them collectively and to each of them
                                        individually;

                              (j) a reference to this deed or any other Transaction Document includes a reference to any applicable schedule of it;

                              (k)       a reference to a time of day is a
                                        reference to that time in Melbourne;

                              (l)       unless otherwise stated in a
                                        Transaction Document, if an act
                                        prescribed under this deed to be done
                                        by a party on or by a given day is
                                        done after 5.00 pm on that day, it is
                                        to be taken to be done on the
                                        following day;

                              (m) the Bond Administrator or the Global Trust Manager (as the case may be) will only be considered to have knowledge or awareness of, or notice of, a thing, or grounds to believe any thing, by virtue of the officers of the Bond Administrator or the Global Trust Manager (as the case may be) having day to day responsibility for the administration or management of the Designated Trust having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way);

                              (n) a party to this deed may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by a party does not prevent a further or other exercise of that or an exercise of any other right, power or remedy. Failure by a party to exercise or delay in exercising a right, power or remedy does not prevent its exercise;

                              (k)       the rights, powers and remedies
                                        provided in this deed are cumulative
                                        with and not exclusive of the rights,
                                        powers or remedies provided by law
                                        independently of this deed; and

                              (l)       it is not necessary for the
                                        indemnified party to incur expense or
                                        make payment before enforcing a right
                                        of indemnity conferred by this deed.

Headings
          1.5 Headings are inserted for convenience and do not affect the interpretation of this deed.

                                                                             4
-------------------------------------------------------------------------------
Business Day
          1.6 When the date on or by which any act, matter or thing is to be done is not a Business Day, such act, matter or thing shall be done on the next Business Day unless otherwise specified in the relevant Supplemental Deed.

2        The Bond Administrator
-------------------------------------------------------------------------------
Appointment of Bond Administrator
          2.1 The Global Trust Manager hereby appoints the Bond Administrator as its delegate for the performance of:

                    (a)       the duties set out in clause 4 of this deed; and

                    (b) such other duties or variation of the above duties and covenants as may be specified in the relevant Designation Notice,

                    in relation to each Designated Trust. The Bond Administrator accepts such appointment and hereby agrees to provide such services as delegate of the Global Trust Manager.

          2.2 The Bond Administrator shall be entitled, to take such actions as may be reasonably necessary to accomplish the duties described in this deed.

Bond Administrator to have discretion
          2.3 Subject to this deed, the Bond Administrator has absolute discretion with respect to all the powers, authorities and discretions vested in it whether or not in relation to the manner or time of exercise.

Act on expert advice
          2.4 Subject to this deed, the Bond Administrator may obtain and act upon the written opinion, advice or information obtained from valuers, barristers, solicitors, legal practitioners, contractors, brokers, qualified advisers (both financial and otherwise) and other experts whether instructed by the Bond Administrator, the Global Trust Manager or by the Issuer Trustee. If instructed by the Bond Administrator, with the prior consent of the Global Trust Manager (which consent shall not be unreasonably withheld), the Global Trust Manager shall pay the costs or expenses of obtaining such advice or information.

Indemnity
          2.5 The Bond Administrator is indemnified by the Global Trust Manager in respect of any liability, cost or expense (other than general overhead costs and expenses) incurred by the Bond Administrator in connection with the performance of its obligations or exercise of powers under this deed to the extent that the Global Trust Manager would be entitled to paid or reimbursed for such liability, cost or expense from the Assets of the relevant Designated Trust under clause 26.3 of the Master Trust Deed.

                                                                             5
-------------------------------------------------------------------------------
Bond Administrator not liable
          2.6       The Bond Administrator is not liable:

                    (a) for any loss, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretions under this deed or otherwise in respect of a Designated Trust;

                    (b) for any loss, costs, liabilities or expenses arising out of the exercise or non-exercise of a discretion on the part of the Issuer Trustee or the Global Trust Manager or any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of the Issuer Trustee or the Global Trust Manager or other person providing services or selling assets to or in respect of a Designated Trust;

                    (c) for any loss, costs, liabilities or expenses caused by its failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Issuer Trustee or the Global Trust Manager or any other person;

                    (d) for any other act or omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on its part;

                    (e) for any default by the Issuer Trustee or the Global Trust Manager or any other failure by the Issuer Trustee or the Global Trust Manager or other person providing services or selling assets to or in respect of a Designated Trust to perform their obligations under or in connection with a Designated Trust or a Transaction Document; or

                    (f) for any failure to pay any moneys on the due date for payment of such moneys to the Secured Creditors of the relevant Designated Trust or any other person,

                    except, in all cases, to the extent that such loss, cost, liability or expense is directly caused by the Bond Administrator's fraud, negligence, or material breach of obligation under this deed.

3        Standard of Care
-------------------------------------------------------------------------------
          3.1 In performing its responsibilities in this deed, the Bond Administrator must exercise the same care that:

                    (a) it would exercise in taking actions for its own account; and

                    (b) the Global Trust Manager is obliged to take under the Transaction Documents.

                                                                             6
-------------------------------------------------------------------------------
          3.2 Notwithstanding any provision to the contrary elsewhere in this deed:

                    (a) the Bond Administrator will not have any duties or responsibilities under this deed except those expressly set forth in this deed or in a Designation Notice; and

                    (b)       no implied covenants, functions,
                              responsibilities, duties (fiduciary or
                              otherwise), obligations or liabilities will be read into this deed or otherwise exist against the Bond Administrator.

          3.3 The Bond Administrator will be entitled to conclusively rely upon:

                    (a) any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by an Authorised Person of the Global Trust Manager or the Issuer Trustee, or any other person; and

                    (b) opinions and judgments of attorneys, accountants, experts and other professional advisors selected by it with reasonable care or selected by the Global Trust Manager or the Issuer Trustee.

                    The Bond Administrator will in all cases be fully protected in acting, or in refraining from acting, under this deed in accordance with the directions of the Global Trust Manager, but only to the extent that the relevant action, or failure to act, was necessary in order to comply with the directions of the Global Trust Manager.

4        Bond Administrator's Undertakings
-------------------------------------------------------------------------------
                    The Bond Administrator agrees to perform and provide the following services to the Global Trust Manager in respect of each Designated Trust, until the Bond Administrator retires or is removed in accordance with this deed:

                    (a) to make available for inspection by the Issuer Trustee and the Auditor during normal business hours and after receipt of reasonable notice, all relevant books, records and reports of the Bond Administrator relating to each Designated Trust to the extent that such books, records, and reports are kept at the offices of the Bond Administrator;

                    (b) to give to the Issuer Trustee and the Auditor written or oral information which either may reasonably require with respect to all matters in possession of the Bond Administrator relating to the Assets of the Designated Trust;

                    (c) to keep all accounting records which correctly record all amounts paid and received in connection with each Designated Trust by the Issuer Trustee (to the extent that the Issuer Trustee or the Global Trust Manager has notified the Bond Administrator of them);

                                                                             7
-------------------------------------------------------------------------------

                    (d) within a reasonable time of request (having regard to the information requested), render statements or copies of such books or accounts and complete and accurate records to the Global Trust Manager;

                    (e) to cooperate in all audits of each Designated Trust, the Global Trust Manager (to the extent such an audit relates to a Designated Trust) or the Issuer Trustee (to the extent such an audit relates to a Designated Trust);

                    (f) to prepare (or have prepared) and submit to the Issuer Trustee for signing and filing on a timely basis all income tax returns to be filed with respect to each Designated Trust;

                    (g) to ensure that sufficient Assets of each Designated Trust are in immediately available funds to enable the Issuer Trustee to give effect to the Global Trust Manager's decisions (where the Bond Administrator has directed the Issuer Trustee or has otherwise been provided with sufficient prior notification of the decision) and the determinations made by the Bond Administrator as delegate of the Global Trust Manager under this deed;

                    (h) to recommend at its discretion Authorised Investments to the Issuer Trustee and direct the Issuer Trustee in relation to those Authorised Investments, setting out the steps which the Issuer Trustee must take;

                    (i) to prepare and provide an Issue Notice to the Issuer Trustee no later than 2 Business Days prior to the proposed Issue Date (or such other time as the Bond Administrator (on behalf of the Global Trust Manager) and the Issuer Trustee may agree) for the Issue of any Notes including Redraw Notes (in so doing, the Bond Administrator is entitled to assume that, without limitation, clauses 9.3 and 10.2 of the Master Trust Deed are satisfied unless it has received notification to the contrary from the Global Trust Manager);

                    (j) be responsible for monitoring any Clean Up Option and notify the Global Trust Manager of such pending event at least 5 Business Days prior to any expected Call Option Date;

                    (k) prepare (or have prepared) and maintain all accounts, ledgers, financial records and reports and the tax returns of each Designated Trust;

                    (l) make any filings required in connection with each Designated Trust or its Assets with any Governmental Agency in Australia except any filings that the Issuer Trustee is required to make in relation to its capacity as trustee of the Designated Trust;

                    (m) allocate the principal and income in relation to each Designated Trust, and other amounts credited to the Collections Account for that Designated Trust;

                                                                             8
-------------------------------------------------------------------------------

                    (n) calculate the distributions to be paid and direct the Issuer Trustee to pay such distributions;

                    (o) on or before each Determination Date, determine in respect of each Designated Trust the following (or, if inconsistent with the following, the determinations and payments to be made on each Payment Date in accordance with the relevant Supplemental Deed) (with the final amounts to be reviewed by the Global Trust Manager, provided that if the Global Trust Manager does not respond within two Business Days of receipt of request for review (or such other time frame as may be agreed to by each party from time to time), the Bond Administrator may act on its determination without receiving a response from the Global Trust Manager):

                              (i)       Finance Charge Collections;

                              (ii)      Other Income;

                              (iii)     Mortgage Insurance Interest Proceeds;

                              (iv)      Available Income;

                              (v)       Total Available Income;

                              (vi)      Principal Draw (if any);

                              (vii)     Liquidity Draw (if any);

                              (viii)    Expenses of the Trust;

                              (ix)      Required Payments;

                              (x)       Excess Available Income;

                              (xi)      Principal Collections;

                              (xii)     Redraw Shortfall;

                              (xiii) Principal Charge-Offs and Carryover Principal Charge-Offs;

                              (xiv)     Extraordinary Expenses;

                              (xv)      Enforcement Expenses; and

                              (xvi)     any other relevant determinations;

                    (p) at the times required under the terms of the relevant Liquidity Facility Agreement or Redraw Facility Agreement (as applicable) or such other times as may be agreed between the Bond Administrator (on behalf of the Global Trust Manager) and the Issuer Trustee under those documents, direct the Issuer Trustee to make Principal Draws and/or Liquidity Draws and/or drawings under the Redraw Facility Agreement when

                                                                             9
-------------------------------------------------------------------------------

                              necessary, but only after having any such proposed direction approved by the Global Trust Manager (provided that if the Global Trust Manager does not approve or disapprove such direction within two Business Days of receipt of a request for approval (or such other timeframe as may be agreed between each party from time to time) no such approval of the Global Trust
                              Manager will be required);

                    (q) notify the Global Trust Manager when the current aggregate Outstanding Principal Balance of Purchased Mortgage Loans equals or first falls below 10% of the original aggregate Outstanding Principal Balance of those Mortgage Loans;

                    (r) on or before the time the Global Trust Manager is obliged to send such a statement under the Transaction Documents, prepare and send a reporting statement to the Issuer Trustee, the Paying Agents and the Note Trustee (setting forth the Invested Amount of each class of Notes, Interest Rates on the Notes and other relevant calculations), but only after having such proposed reports reviewed by the Global Trust Manager (provided that if the Global Trust Manager does not respond within two Business Days of a request for review (or such other time frame as may be agreed to by each party from time to time) the Bond Administrator may send the reporting statement without having received a response from the Global Trust Manager);

                    (s) on or around each Determination Date, send a copy of the report prepared under (r) above to the Current Rating Agencies, Bloomberg and any other provider of financial information agreed to by the Bond Administrator and the Global Trust Manager;

                    (t) calculate the amount of each payment to each Secured Creditor in accordance with the provisions of the Transaction Documents and advise the Issuer Trustee of such amount of each payment;

                    (u) promptly notify the Global Trust Manager if it becomes actually aware of a material breach of a Transaction Document, but the Bond Administrator is not by virtue of this clause responsible or liable to investigate;

                    (v) provide sufficient information to Bloomberg (to the extent such information is in the possession of the Bond Administrator) to enable Bloomberg to provide up-to-date modelling of the Senior Notes issued in respect of each Designated Trust;

                    (w) arrange for audits of the financial reports of each Designated Trust as required under the Transaction Documents and obtain the consent of the Global Trust Manager to the remuneration of the auditor for performing such service (provided that if the Global Trust Manager does not provide its consent within five Business Days of receipt of a request for consent (or such other timeframe as may be agreed between each party from time to

                                                                             10
-------------------------------------------------------------------------------

                              time), no such consent of the Global Trust
                              Manager will be required);

                    (x) arrange for (and instruct the auditor in relation to) the audit reviews required under clause 4 of the Servicing Agreement and use its best endeavours to ensure the Global Trust Manager is provided with a copy of the reports received from the auditor in connection with such reviews;

                    (y) calculate the Threshold Rate if required under the Transaction Documents;

                    (z) request the Servicer to transfer Collections to the Collections Account on each Payment Date or as otherwise required under the Transaction Documents; and

                    (aa) provide a written direction to the Issuer Trustee to enter into the initial Support Facilities or Derivative Contracts in respect of each Designated Trust.

5        Global Trust Manager's Covenants
-------------------------------------------------------------------------------
          5.1 The Global Trust Manager covenants with the Bond Administrator in respect of each Designated Trust that it will, until the Designated Trust is terminated in accordance with this deed and winding up of the Designated Trust is completed or until the Bond Administrator has retired or been removed in accordance with this deed:

                    (a) advise the Bond Administrator of the Accrued Interest Adjustment (if any) no later than 5 Business Days prior to the first Determination Date;

                    (b) provide or procure the provision of a copy of the Servicer's Statement and any other information which the Bond Administrator may require in connection with a Determination Date as soon as reasonably practical after receipt of the Servicer's Statement by the Global Trust Manager, and in any event the Global Trust Manager shall use its best endeavours to provide the Servicer's Statement at least 3 Business Days prior to each Determination Date;

                    (c) use its best endeavours to procure that the Issuer Trustee will forward promptly to the Bond Administrator copies of all notices, reports, circulars and other documents required to be provided to the Global Trust Manager under clause 12.6(e) of the Master Trust Deed;

                    (d) use its best endeavours to procure that the Issuer Trustee will provide the Bond Administrator with copies of all documents required to be provided to the Global Trust Manager under clause 12.6(q) of the Master Trust Deed;

                                                                             11
-------------------------------------------------------------------------------

                    (e) authorise and direct the Issuer Trustee to appoint a firm agreed between the Global Trust Manager and the Bond Administrator as tax agent to prepare and lodge the taxation returns of each Designated Trust;

                    (f) promptly respond in writing to all requests from the Bond Administrator for approval or confirmation (however, where the parties have agreed a time frame within which the Global Trust Manager can provide an approval or confirmation and have agreed in accordance with this deed that approval or confirmation shall not be necessary if the Global Trust Manager has not responded within this time frame, the Global Trust Manager shall not be obliged to respond to the relevant request);

                    (g) upon receipt by the Global Trust Manager or promptly following a request by the Bond Administrator, use its best endeavours to provide the Bond Administrator with such information as is reasonably requested or necessary for the Bond Administrator to perform its responsibilities hereunder, including, without limitation, any information with respect to the Assets, the Support Facilities and any other Transaction Documents;

                    (h) immediately notify the Bond Administrator if it provides notice of its proposed retirement from the management of the Designated Trusts to the Issuer Trustee, including the date of such proposed retirement;

                    (i) notify the Bond Administrator of any amendments to any Transaction Document or change in party to a Transaction Document or change in address for notices in connection with any Transaction Document promptly upon becoming aware of such amendment or change; and

                    (j) furnish the Bond Administrator with any other information which it might reasonably require in connection with its duties under this deed.

6        Compensation of the Bond Administrator
-------------------------------------------------------------------------------
          6.1 In consideration of the Bond Administrator performing its function and duties in respect of each Designated Trust, it will be paid a fee by the Global Trust Manager in respect of each Designated Trust quarterly in arrears on each Payment Date equal to the product of (in respect of each Designated Trust):

                    (a) the Total Invested Amount of all Notes on the last day of the Quarter ending immediately before that Payment Date;

                    (b) such rate as is agreed by the Global Trust Manager and the Bond Administrator from time to time, plus any GST which may be applicable; and

                                                                             12
-------------------------------------------------------------------------------
                    (c) the number of days between the immediately preceding Payment Date (or, if there is no preceding Payment Date, the Closing Date) and the current Payment Date divided by 365 days.

                    The fee shall accrue due from day to day.

          6.2 The Bond Administrator will provide the Global Trust Manager with any reasonable documentation required for GST purposes so as to enable the recipient to receive an input tax credit or tax refund for GST purposes.

7        Representations and warranties
-------------------------------------------------------------------------------
Representations and warranties
          7.1 The Bond Administrator represents and warrants (except in relation to matters disclosed to the Global Trust Manager by the Bond Administrator and accepted by the Global Trust Manager in writing) that:

                    (a) (incorporation and existence) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted;

                    (b) (power) it has power to enter into and observe its obligations under this deed;

                    (c) (no contravention or exceeding power) this deed and the transactions under it which involve it do not contravene its constituent documents (if any) or any law or obligation by which it is bound or to which any of its assets are subject or cause a limitation on its powers or the powers of its directors to be exceeded; and

                    (d) (authorisations) it has in full force and effect the authorisations necessary for it to enter into this deed, to observe its obligations and to allow them to be enforced;

                    (e) (validity of obligations) its obligations under this deed are valid and binding and are enforceable against it in accordance with their terms (subject to laws and defences affecting creditors' rights generally and the availability of equitable remedies);

                    (f) (benefit) it benefits by entering into this deed to which it is a party; and

                    (g) (not a trustee) unless otherwise disclosed in writing to the Global Trust Manager, it does not enter into this deed in the capacity of a trustee; and

                                                                            13
-------------------------------------------------------------------------------
                    (h) (no immunity) it does not have immunity from the jurisdiction of a court or from legal process.

          7.2 The Global Trust Manager represents and warrants (except in relation to matters disclosed to the Bond Administrator by the Global Trust Manager and accepted by the Bond Administrator in writing) that:

                    (a) (incorporation and existence) it has been incorporated as a company limited by shares in accordance with the laws of its place of incorporation, is validly existing under those laws and has power and authority to carry on its business as it is now being conducted; and

                    (b) (power) it has power to enter into this deed and to comply with its obligations under it; and

                    (c) (no contravention or exceeding power) this deed and the transactions under it which involve it do not contravene its constituent documents (if any) or any law or obligation by which it is bound or to which any of its assets are subject or cause a limitation on its powers or the powers of its directors to be exceeded; and

                    (d) (authorisations) it has in full force and effect the authorisations necessary for it to enter into this deed, to comply with its obligations and to allow them to be enforced; and

                    (e) (validity of obligations) its obligations under this deed are valid and binding and are enforceable against it in accordance with their terms (subject to laws and defences affecting creditors' rights generally and the availability of equitable remedies); and

                    (f) (benefit) it benefits by entering into this deed to which it is a party; and

                    (g) (not a trustee) unless otherwise disclosed in writing to the Bond Administrator, it does not enter into this deed as trustee; and

                    (h) (no immunity) it does not have immunity from the jurisdiction of a court or from legal process.

Continuation of representations and warranties
          7.3 The representations and warranties in this clause 7 are deemed to be repeated on each date Notes are issued under a Designated Trust after the date of this deed with reference to then current circumstances. The party giving a representation or warranty agrees to notify the other of anything that happens which would mean it could not truthfully repeat all its representations and warranties in this clause 7 on that date by reference to the then current circumstances.

                                                                             14
-------------------------------------------------------------------------------
8        Effectiveness; Benefits of Agreement
-------------------------------------------------------------------------------
          8.1 With the sole exception of the Bond Administrator's responsibilities under clause 4(aa) of this deed, which may be performed prior to the execution of the Supplemental Deed in respect of the relevant Designated Trust, this deed will become effective upon:

                    (a) the execution and delivery by the Global Trust Manager and the Bond Administrator of this deed;

                    (b) the execution and delivery by the Issuer Trustee and the Global Trust Manager of the Master Trust Deed; and

                    (c) in respect of a Designated Trust, the execution and delivery by the Issuer Trustee and the Global Trust Manager of the Supplemental Deed in respect of that Designated Trust and the execution and delivery by the Global Trust Manager and the Bond Administrator of a Designation Notice in respect of that Designated Trust.

          8.2 Subject to clause 8.3, no party may assign its rights or delegate its obligations under this deed without the prior written consent of the other party. The Bond Administrator may, pursuant to a deed of sub-delegation or otherwise, authorise any person or persons to act as its sub-delegate (in the case of a joint appointment, either severally or jointly and severally) to perform any or all of its functions under this deed in respect of a Designated Trust and to perform any act or exercise any discretion within the Bond Administrator's power. The Bond Administrator remains liable for the performance of all of its obligations under this deed notwithstanding any such appointment.

          8.3 The Bond Administrator may delegate to any related body corporate or any officer of it or any related body corporate without the consent of the Global Trust Manager, but the Bond Administrator shall at all times remain liable for the acts and omissions of any such delegate.

          8.4 Nothing expressed or implied in this deed is intended or should be construed to confer upon or to give to any person, other than the parties to this deed and their respective successors and assigns, any right, remedy or claim under or by reason of this deed or of any term, covenant or condition under this deed.

          8.5 All of the terms, covenants, conditions, promises and agreements contained in this deed shall be for the sole and exclusive benefit of the parties to this deed and their respective successors and assigns.

          8.6 National Australia Managers Limited may by deed novate its rights and obligations under this deed with the consent of the Global Trust Manager. Upon any such assignment and novation, National Australia Managers Limited shall be discharged and released from all obligations and liabilities under and in connection with this deed, except in respect of any antecedent material breach, negligence or wilful default by it.

                                                                            15
-------------------------------------------------------------------------------

9        Bond Administrator's Liability; Indemnity
-------------------------------------------------------------------------------
          9.1 The Bond Administrator assumes no liability for anything under this deed other than to render or stand ready to render the duties provided for in this deed. In addition, except as set forth in clause 9.4 and 9.5 below, the Bond Administrator shall not be liable for, nor shall have any obligation with respect to, any of the liabilities, whether direct or indirect, absolute or contingent, of the Global Trust Manager in connection with any of the Transaction Documents.

          9.2 All services to be performed by the Bond Administrator under this deed may be furnished by an officer or employee of the Bond Administrator or, subject to clause 8, any other person designated by it.

          9.3 The Global Trust Manager recognises that the accuracy and completeness of the records maintained and the information supplied by the Bond Administrator under this deed is dependent upon the accuracy and completeness of the information obtained by the Bond Administrator from the parties to the Transaction Documents and other sources. The Bond Administrator will not be responsible for any inaccuracy in the information so obtained or for any inaccuracy in the records maintained, notices prepared, calculations or determinations made or information distributed by the Bond Administrator under or in connection with this deed which may result therefrom.

          9.4       The Bond Administrator agrees that if:

                    (a) it or any of its officers, employees, directors or agents shall breach any of its duties under clause 2 of this deed in any respect; and

                    (b) as a direct result of such failure the Global Trust Manager incurs (whether as a result of any action so taken or omitted to be taken in violation of the terms hereof) any costs, expenses, actions, suits, judgments, demands, damages, losses or liabilities (including, without limitation, reasonable attorneys' fees and expenses) (collectively, the "Indemnified Expenses"), then the Bond Administrator agrees to indemnify and hold harmless the Global Trust Manager for such Indemnified Expenses.

          9.5 Without limitation to the foregoing, the Bond Administrator hereby agrees to indemnify the Global Trust Manager, and hold it harmless from and against any and all damages, losses, liabilities, reasonable costs and expenses incurred by it resulting from the Bond Administrator's fraud, negligence or material breach of obligation under this deed. The indemnities set forth in this clause 9.5 will survive any termination of this deed.

          9.6 The Global Trust Manager agrees to indemnify, defend and hold harmless the Bond Administrator from and against and reimburse the Bond Administrator for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural

                                                                             16
-------------------------------------------------------------------------------
                    resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including legal costs and expenses charged at the usual rates of the relevant legal services provider) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Bond Administrator directly or indirectly relating to, or arising from, claims against the Bond Administrator by reason of its participation in the transactions contemplated by this deed, except in each case to the extent caused by the Bond Administrator's fraud, negligence or material breach of obligation under this deed. The provisions of this clause
                    8.6 shall survive the termination of this deed or the earlier resignation or removal of the Bond Administrator.

          9.7 The Bond Administrator acknowledges and agrees that it shall not be entitled to make a claim for or to seek or obtain from the Global Trust Manager any damages, losses, liabilities, costs or expenses pursuant to clause 12.9 of the Master Trust Deed if and to the extent that such damages, losses, liabilities, costs or expenses arise or arose directly or indirectly from the Bond Administrator's fraud, negligence or material breach of obligation under this deed.

          9.8 The Global Trust Manager agrees to allow the Bond Administrator, as its delegate, to rely upon the provisions of the Master Trust Deed which apply to the Global Trust Manager.

          9.9 The Bond Administrator acknowledges and agrees that, where this deed provides for review by the Global Trust Manager in connection with the performance of an obligation of the Bond Administrator, the Global Trust Manager may, in the absence of knowledge to the contrary, assume the correctness of any information provided to the Global Trust Manager by the Bond Administrator for the purposes of that review.

10       Retirement and Termination
-------------------------------------------------------------------------------
Retirement
          10.1 The Bond Administrator may retire from the administration of all of the Designated Trusts upon giving 3 months' written notice to the Global Trust Manager (or such other period as the Global Trust Manager and the Bond Administrator may agree).

Termination

          10.2      (a)       Unless earlier terminated as described in
                              clause 10.1 or 10.2(b), this deed shall
                              terminate

                              (i) in whole, upon the termination of the Master Trust Deed; and

                              (ii) in respect of a Designated Trust, upon termination of the Global Trust Manager's management obligations in respect of a Designated Trust.

                    (b) The Global Trust Manager may terminate this deed at any time upon 3 months' written notice to the Bond Administrator (or

                                                                             17
-------------------------------------------------------------------------------
                              such other period as agreed between the Global Trust Manager and the Bond Administrator), or immediately upon written notice to the Bond Administrator in the case of negligence or wilful default on the part of the Bond Administrator.

11       Notices
-------------------------------------------------------------------------------
Form
          11.1 Any notice, request, certificate, approval, demand, consent or other communication to or with any person in connection with this deed:

                    (a) must be given by an Authorised Person of the relevant party; and

                    (b)       must be in writing; and

                    (c)       must be left at the address of the
                              addressee, or sent by prepaid ordinary
                              post (airmail if posted to or from a
                              place outside Australia) to the
                              address of the addressee, or sent by
                              facsimile to the facsimile number of
                              the addressee, or sent by e-mail to
                              the e-mail address of the addressee
                              specified in clause 10.4 or any other
                              address, facsimile number or e-mail
                              address any party may from time to
                              time notify to the other parties as
                              its address for service of
                              communications pursuant to this deed.

When notices take effect
          11.2 Unless a later time is specified in it, a notice, approval, demand, consent or other communication to or with a person takes effect from the time it is received.

When received
          11.3 A notice, request, certificate, demand, consent or other communication under this deed is deemed to have been received:

                    (a) in the case of delivery in person, upon receipt at the relevant office;

                    (b) in the case of a posted letter, on the third (seventh if posted to or from a place outside Australia) day after posting;

                    (c) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; and

                    (d) in the case of an e-mail, on receipt by the sender of an e-mail from the recipient stating that the e-mail was delivered in its entirety and the contents and attachments of the e-mail have been received.

Initial contact details
          11.4 The initial address, facsimile and telephone numbers of the Global Trust Manager and Bond Administrator are:

                                                                            18
-------------------------------------------------------------------------------

                    (a)    in the case of the Global Trust Manager:

                           Address:    Level 24
                                       500 Bourke Street
                                       Melbourne   VIC   3000

                           Attention:  Manager, Group Funding

                           Facsimile:  [(613) 8641 0906]

                           E-mail:     (as notified from time to time)

                    (b)    in the case of the Bond Administrator:

                           Address:    3rd Floor South
                                       271 Collins Street
                                       Melbourne  VIC  3000

                           Attention:  Senior Executive,
                                       Securitisation

                           Facsimile:  [(03) 9659 6927]

                           E-mail:     [elizabeth_steenson@nag.national.com.au]

12       Governing Law, jurisdiction and service of process
-------------------------------------------------------------------------------
Governing Law
          12.1 This deed is governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the parties to it are governed by the laws in force in the Australian Capital Territory.

Non-exclusive jurisdiction
          12.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service of process
          12.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 11.

13       Miscellaneous
-------------------------------------------------------------------------------
Certificate
          13.1 A certificate signed by any party or their respective solicitors about a matter or about a sum payable to such party in connection with a

                                                                             19
-------------------------------------------------------------------------------
                    Transaction Document is prima facie evidence of the matter or of the amount or of any other factual matter stated in it.

Exercise of rights
          13.2 Any party may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by any party does not prevent a further exercise of that or any other right, power or remedy. Failure by any party to exercise or delay in exercising a right, power or remedy does not prevent its exercise. No party is liable for any loss caused by the exercise, attempted exercise, failure to exercise or delay in exercising a right, power or remedy whether or not caused by that party's negligence.

Waiver and variation
          13.3 A provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

Supervening legislation
          13.4 Any present or future legislation which operates to vary the obligations of a party in connection with this deed with the result that the rights, powers or remedies of another party are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Approvals and consents
          13.5 Any party may give conditionally or unconditionally or withhold its approval or a consent in its absolute discretion unless this deed expressly provides otherwise.

Remedies cumulative
          13.6 The rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this deed.

Indemnities
          13.7 Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the parties and survives termination of this deed. It is not necessary for any party to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

Further assurances
          13.8 The Bond Administrator must at its own expense execute and cause its successors to execute the documents and do everything necessary or appropriate to bind the Bond Administrator and its successors under this deed.

                                                                             20
-------------------------------------------------------------------------------
14       Confidentiality
-------------------------------------------------------------------------------
Confidentiality
          14.1 Unless a Transaction Document expressly states otherwise, each party agrees not to disclose information provided by any other party that is not publicly available except:

                    (a) in connection with any person exercising rights or dealing with rights or obligations under a Transaction Document (including in connection with preparatory steps such as negotiating with any potential assignee or other person who is considering contracting with the Global Trust Manager in connection with a Transaction Document); or

                    (b) to officers, employees, legal and other advisers and auditors of the Global Trust Manager or Bond Administrator; or

                    (c) to any party to this deed or any Related Entity of any party to this deed, provided the recipient agrees to act consistently with this clause 14; or

                    (d) with the disclosing party's consent (not to be unreasonably withheld); or

                    (e)       as allowed by any law or stock exchange.

                    Each party consents to disclosures made in accordance with this clause 14.1.

15       No Joint Venture
-------------------------------------------------------------------------------
                    Nothing contained in this deed shall constitute the Global Trust Manager and the Bond Administrator, as members of any partnership, joint venture, association, syndicate or unincorporated business.

16       Counterparts
-------------------------------------------------------------------------------
                    This deed may consist of a number of counterparts and the counterparts taken together constitute one and the same instrument.

17       Limitation of Liability
-------------------------------------------------------------------------------
Global Trust Manager

          17.1 The Global Trust Manager enters into each Transaction Document to which it is a party in its capacity as manager of a Trust and in no other capacity.

          17.2 Despite anything else contained in any Transaction Document, the Global Trust Manager has no liability under any Transaction Document or in respect of any cause of action, claim or loss arising:

                    (a)       under or in connection with any Transaction
                              Document;

                                                                             21
-------------------------------------------------------------------------------
                    (b) in connection with any transaction, conduct or other agreement contemplated by any Transaction Document;

                    (c) under or in connection with (to the extent permitted by law) any representation or undertaking given in connection with any Transaction Document; or

                    (d) under or in connection with any breach of, or default under, any Transaction Document or the occurrence of an Event of Default,

                    whether to pay any moneys or to compensate for any loss or damage however arising, in any case except where the Global Trust Manager has breached its express undertakings, indemnities, representations or warranties as Global Trust Manager of the Trust.

          17.3 Where in any Transaction Document, the Global Trust Manager has a discretion with respect to an action or refraining from an action, such discretion may only be exercised in accordance with the Transaction Documents.

          17.4 Without limiting any other provision of this clause 17, each party agrees and acknowledges that it must not, in respect of any liability, cause of action, claim or loss referred to in clause 17.2 (except where the Global Trust Manager has breached its express undertakings, indemnities, representations or warranties as Global Trust Manager of the Designated Trust):

                    (a) appoint or seek to appoint an administrator or liquidator to the Global Trust Manager;

                    (b) commence or seek for winding up, dissolution, official management or administration of the Global Trust Manager;

                    (c) appoint or seek to appoint a receiver, receiver or manager, administrator receiver or similar official to all or any of the assets of the Global Trust Manager;

                    (d) bring, support or assert any claim, demand, action, suit or proceeding against the Global Trust Manager or any assets of the Global Trust Manager, whether at law or in equity;

                    (e) levy or enforce or seek to attempt to levy or enforce a distress or other execution upon or against any assets of the Global Trust Manager;

                    (f) exercise any right of set-off or counterclaim against or in respect of the Global Trust Manager; or

                    (g) obtain, or seek to attempt to obtain, any judgment, order or declaration against or in respect of the Global Trust Manager or any of its assets.

                                                                            22
-------------------------------------------------------------------------------
Bond Administrator
          17.5 Despite anything else contained in any Transaction Document, the Bond Administrator has no liability under any Transaction Document or in respect of any cause of action, claim or loss arising:

                    (a)       under or in connection with any Transaction
                              Document;

                    (b) in connection with any transaction, conduct or other agreement contemplated by any Transaction Document;

                    (c) under or in connection with (to the extent permitted by law) any representation or undertaking given in connection with any Transaction Document; or

                    (d) under or in connection with any breach of, or default under, any Transaction Document or the occurrence of an Event of Default,

                    whether to pay any moneys or to compensate for any loss or damage however arising, in any case except where the Bond Administrator has breached its express undertakings, indemnities, representations or warranties as Bond Administrator of the relevant Designated Trust.

          17.6 Without limiting any other provision of this clause 17, each party agrees and acknowledges that it must not, in respect of any liability, cause of action, claim or loss referred to in clause 17.5 (except where the Global Trust Manager has breached its express undertakings, indemnities, representations or warranties as Bond Administrator of the relevant Designated Trust):

                    (a) appoint or seek to appoint an administrator or liquidator to the Bond Administrator;

                    (b) commence or seek for winding up, dissolution, official management or administration of the Bond Administrator;

                    (c) appoint or seek to appoint a receiver, receiver or manager, administrator receiver or similar official to all or any of the assets of the Bond Administrator;

                    (d) bring, support or assert any claim, demand, action, suit or proceeding against the Bond Administrator or any assets of the Bond Administrator, whether at law or in equity; (e) levy or enforce or seek to attempt to levy or enforce a distress or other execution upon or against any assets of the Bond Administrator;

                    (f) exercise any right of set-off or counterclaim against or in respect of the Bond Administrator; or

                    (g) obtain, or seek to attempt to obtain, any judgment, order or declaration against or in respect of the Bond Administrator or any of its assets.

                                                                            23
-------------------------------------------------------------------------------

          17.7      The provisions of this clause 17:

                    (a) are paramount and apply regardless of any other provision of a Transaction Document or other instrument, even a provision which seeks to apply regardless of any other provision; and

                    (b) survive and enure beyond the termination of any Transaction Document for any reason; and

                    are not severable from this deed or any other Transaction Document.


EXECUTED as a deed.

                                                                            24
-------------------------------------------------------------------------------
Schedule 1 - Form of Designation Notice
-------------------------------------------------------------------------------

To:      National Australia Managers Limited ("Bond Administrator")

This is a Designation Notice given under the National RMBS Trusts Deed of Delegation dated [ ] (as amended from time to time) between National Global MBS Manager Pty Ltd ("Global Trust Manager") and the Bond Administrator ("Deed of Delegation").

Each of the Global Trust Manager and the Bond Administrator designate the following Trust as a "Designated Trust" pursuant to clause 2.1 of the Deed of
Delegation: [National RMBS Trust 2001-1].

[For the purposes of clause 2.1(b) the Global Trust Manager hereby appoints the Bond Administrator as its agent for the performance of the following additional duties [or proposes a variation to the duties specified in clause 2.1]: [ ]].

Terms defined or assigned in the Deed of Delegation have the same meaning when used in this Designation Notice.

Dated:            [                 ]

For and on behalf of the Global Trust Manager


............................................................
Authorised Person


We accept the designation described above [and agree to perform the [additional duties/duties as varied] as described above].

For and on behalf of the Bond Administrator


............................................................
Authorised Person

                                                                            25
-------------------------------------------------------------------------------
Execution page
-------------------------------------------------------------------------------
SIGNED, SEALED AND DELIVERED          )
by [              ]                   )
as attorney for NATIONAL              )
AUSTRALIA MANAGERS LIMITED            )
under power of attorney dated         )
[                    ]                )
in the presence of:                   )
                                      )
(sgd.) [            ]..............   )
Signature of witness                  )
                                      )
[            ].....................   )
Name of witness (block letters)       )
                                      )
[                    ].............   )     .....[     ]...............
Address of witness                    )     By executing this deed the
                                      )     attorney states that the
[           ]......................   )     attorney has received no
Occupation of witness                 )     notice of revocation of the
                                            power of attorney

SIGNED by [ ] on behalf of and        )
SEALED AND DELIVERED by               )
NATIONAL GLOBAL MBS                   )
MANAGER PTY LTD in the presence       )
of:                                   )
                                      )
(sgd.) [             ].............   )
Signature of witness                  )
                                      )
[                  ]...............   )
Name of witness (block letters)       )
                                      )
[                           ]......   )     .....[     ]...............
Address of witness                    )     By executing this deed the
                                      )     signatory states that the
[                       ]..........   )     signatory has received no
Occupation of witness                 )     notice of revocation of the
                                      )     authority pursuant to which )
                                      )     they execute this deed

                                                                             1
-------------------------------------------------------------------------------
Contents                          Deed of Delegation
                                  National RMBS Trusts
-------------------------------------------------------------------------------
             1        Interpretation                                        1

                      Definitions                                           1
                      Definitions Schedule                                  2
                      Other Transaction Documents                           2
                      Miscellaneous                                         2
                      Headings                                              3
                      Business Day                                          4

             2        The Bond Administrator                                4

                      Appointment of Bond Administrator                     4
                      Bond Administrator to have discretion                 4
                      Act on expert advice                                  4
                      Indemnity                                             4
                      Bond Administrator not liable                         5

             3        Standard of Care                                      5


             4        Bond Administrator's Undertakings                     6


             5        Global Trust Manager's Covenants                     10


             6        Compensation of the Bond Administrator               11


             7        Representations and warranties                       12

                      Representations and warranties                       12
                      Continuation of representations and warranties       13

             8        Effectiveness; Benefits of Agreement                 14


             9        Bond Administrator's Liability; Indemnity            15


             10       Retirement and Termination                           16

                      Retirement                                           16
                      Termination                                          16

             11       Notices                                              17

                      Form                                                 17
                      When notices take effect                             17
                      When received                                        17
                      Initial contact details                              18

             12       Governing Law, jurisdiction and service of process   18

                      Governing Law                                        18
                      Non-exclusive jurisdiction                           18
                      Service of process                                   18

             13       Miscellaneous                                        19

                      Certificate                                          19
                      Exercise of rights                                   19
                      Waiver and variation                                 19

                                                                             2
-------------------------------------------------------------------------------
                      Supervening legislation                              19
                      Approvals and consents                               19
                      Remedies cumulative                                  19
                      Indemnities                                          19
                      Further assurances                                   19

             14       Confidentiality                                      20

                      Confidentiality                                      20

             15       No Joint Venture                                     20


             16       Counterparts                                         20


             17       Limitation of Liability                              20

                      Global Trust Manager                                 20
                      Bond Administrator                                   22

             Schedule 1 - Form of Designation Notice                       24


             Execution page                                                25

               ------------------------------------------------
                 Dated                       [          ]

                             National RMBS Trusts
                                 Consolidated
                              Deed of Delegation

                      National Global MBS Manager Pty Ltd
                             (ABN 36 102 668 226)
                           ("Global Trust Manager")
                      National Australia Managers Limited
                             (ABN 70 006 437 565)
                            ("Bond Administrator")






                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                           Telephone (02) 9296 2000
                              Fax (02) 9296 3999
                                 DX 113 Sydney
                                 Ref: MTG:SRF